SUMMARY OF EARNINGS RESULTS First Quarter 2019 THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY A PROSPECTUS. A PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH AN OFFERING. NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC. INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THIS PROGRAM WILL BE ATTAINED. 2Q’2017 EARNINGS CALL PRESENTATION FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. |

Conference Call Agenda TOPIC SPEAKER Introduction Michael Escalante | Chief Executive Officer & President Financial Performance Review Javier Bitar | Chief Financial Officer Portfolio Characteristics/Update- Combined Michael Escalante | Chief Executive Officer & President Questions & Answers Michael Escalante and Javier Bitar GRIFFIN CAPITAL 2

Introduction Michael Escalante I Chief Executive Officer & President

Financial Performance Review Javier Bitar I Chief Financial Officer

Financial Performance (dollars in thousands, except per share amounts) Three Months Ended March 31, 2019 2018 Total Revenue $ 26,400 $ 26,789 Net (Loss) Income Attributable to Common Stockholders $ (1,640) $ 803 Net (Loss) Income Attributable to Common Stockholders Per Share, Basic and Diluted $ (0.02) $ 0.01 Adjusted EBIDTA (per unsecured credit facility agreement) (1) $ 17,892 $ 16,665 FFO (2) $ 9,335 $ 11,791 AFFO (3) $ 9,344 $ 10,098 Distributions: (4) Cash Distributions $ 7,193 $ 4,999 Distribution Reinvestment Plan (DRP) 3,323 5,483 Total Distributions $ 10,516 $ 10,482 (1) See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on May 22, 2019. (2) FFO reflects distributions paid to noncontrolling interests. (3) See reconciliation of AFFO in the earnings release filed on May 22, 2019. (4) Represents distributions paid and declared to common stockholders only. GRIFFIN CAPITAL 5

Financial Performance March 31, 2019 December 31, 2018 Total Market Capitalization $1.3 billion $1.2 billion Total Real Estate Acquisition Value $1.1 billion $1.1 billion Total Real Estate, Net of depreciation and amortization $1.0 billion $1.1 billion Total Assets (per balance sheet) $1.1 billion $1.1 billion Total Debt $0.5 billion $0.5 billion Total Equity Raised (including DRP), Net of Redemptions $0.8 billion $0.8 billion GCC Equity Commitment (1) $4.5 million $4.5 million Ratios: Fixed Charge Coverage (Quarter to Date) (2) 3.48 3.66 Interest Coverage (Quarter to Date) (3) 3.48 3.66 Debt to Acquisition Value 44.6% 43.7% Debt to Market Capitalization 39.9% 39.6% NASAA (4) 74.3% 73.4% (1) Represents investments by the principals and certain affiliates of Griffin Capital Company, LLC (excluding DRP and OP shares). Including OP units the total equity commitment would be $10.6 million as of March 31, 2019. (2) Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on May 22, 2019. (3) Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on May 22, 2019. (4) Limitation: No greater than 300% of net assets. Net assets, as defined by NASAA, is total assets (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities. GRIFFIN CAPITAL 6

Performance Report

As of March 31, 2019

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT II

	Ticker	Cumulative Total Return as of March 31, 2019(%)[1] Quarter Ended March 31, 2019	Since Commencement of Follow-On Offering September 20, 2017
Class T[2]	ZGEATX	1.36%	10.14%
Class S[2]	ZGEASX	1.26	10.03
Class D	ZGEADX	1.55	11.18
Class I	ZGEAIX	1.51	11.60
Class A[3]	ZGEAAX	1.52	10.88
Class AA[3]	ZGEAQX	1.42	10.87
Class AAA[3]	ZGEAPX	1.42	10.76
FTSE NAREIT Equity REITs Index TR [4] [5]		**16.33%**	**12.49%**
NCREIF NPI Index[6]		**1.80%**	**10.60%**

(1) All returns assume reinvestment of distributions pursuant to the REIT's distribution reinvestment plan and assume shares are purchased at the net asset value per share at the beginning of the applicable period. Historical returns do not guarantee future results.

(2) Returns for Class T and S shares use a load-waived share and do not reflect applicable selling commissions of up to 3.0% and 3.5% of the purchase price for Class T and S shares, respectively, and dealer manager fees of up to 0.5% of the purchase price for Class T shares.

(3) The REIT previously offered Class A, T, and I shares in its initial public offering, the primary portion of which terminated January 20, 2017. On September 20, 2017, the REIT commenced its follow-on offering and Class T and Class I shares sold in the IPO were reclassified as "Class AA" and "Class AAA", respectively. Currently, Class A, AA, and AAA shares are only sold pursuant to the REIT's distribution reinvestment plan.

(4) An investment cannot be made directly in an index, which is unmanaged and has returns that do not reflect any trading, management, or other costs.

(5) The FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The FTSE NAREIT Equity REITs index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. (Source: Bloomberg).

(6) The NCREIF Property Index (NPI) is a quarterly, unleveraged composite total return for private commercial real estate properties held for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors and held in a fiduciary environment.

GRIFFIN CAPITAL 7

Net Asset Value- Post Merger As of April 30, 2019 Set forth below are the components of our daily NAV as of April 30, 2019, calculated in accordance with our valuation procedures (in thousands, except share and per share amounts)(1): Combined (2) As of April 30, 2019 Gross Real Estate Asset Value $ 4,355,913 Management Company Value 230,000 Investments in unconsolidated entities 79,726 Other Assets, net 32,740 Perpetual Convertible Preferred Stock (125,000) Total Debt (Adjusted MTM) (1,852,027) NAV $ 2,721,352 Total Shares Outstanding 284,553,436 NAV per share $ 9.56 GCEAR NAV equivalent prior to conversion(3) $ 10.02 (1) For additional detail on assumptions used and risk factors associated with our daily NAV, see our Form 10-K filed on March 14, 2019 and our Form 10-Q filed on May 15, 2019. (2) Our NAV per share as of April 30, 2019 was as follows: $9.65 for Classes T and Class S, $9.64 for Classes D and I, and $9.56 for each of Classes A, AA, AAA and E. (3) At the time of the merger, each GCEAR share of common stock automatically converted to 1.04807 shares of GCEAR II Class E common stock. Total value of each share of common stock in GCEAR was adjusted so that on the day of the merger, the NAV of the GCEAR II stock was $9.56, which was equivalent to a NAV of $10.02 of GCEAR stock before the conversion. GRIFFIN CAPITAL 8

Portfolio Characteristics/Update- Combined Michael Escalante I Chief Executive Officer & President

Portfolio Characteristics- Combined Combined April 30, 2019 Total Market Capitalization (1) $4.7 billion Total Real Estate Acquisition Value $4.1 billion Number of Properties 101 Number of Buildings 124 Size of Portfolio (square feet) 27.2 million Occupied/Leased (based on portfolio square feet) 93.9%/96.8% Percentage of Cash Flow from Investment Grade Tenants (2) 65.2% Weighted Average Remaining Lease Term (Years) 7.5 Weighted Average Remaining Loan Maturity (Years) (3) 6.6 Current Weighted Average Debt Rate (4) 3.84% Weighted Average Annual Rent Increase (5) 2.1% Debt to Total Market Capitalization 39.8% Debt to Total Real Estate Acquisition Value 45.3% (1) Total market capitalization includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus total outstanding shares multiplied by the NAV. Total outstanding shares includes limited partnership units issued and shares issued pursuant to the DRP, net of redemptions. (2) We intend to invest in properties leased to blue chip tenants and/or companies with investment grade credit ratings. There is no guarantee all of our properties will be leased to blue chip tenants or companies with investment grade credit ratings. Blue chip companies are well-known and respected publicly traded companies that typically make up the Dow Jones or S&P 500 Index group of companies. Blue chip and investment grade designations are those of either tenants, non-guarantor parents and/or guarantors with investment grade or what management believes are generally equivalent ratings. (3) As of April 30, 2019 the combined weighted average remaining loan maturities for the Company's fixed-rate and variable-rate debt are 7.79 and 5.07 years, respectively. Including the effect of interest rate swaps, the weighted average loan maturities for the Company’s fixed-rate and variable-rate debt are 7.00 and 5.01 years, respectively. (4) The current weighted average debt rate excludes the effect of deferred financing costs. (5) Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. GRIFFIN CAPITAL 10

Portfolio Characteristics- Combined National Diversification as of April 30, 2019 18 21 5 13 14 4 12 8 17 6 18 7 13 16 19 *Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. • 25 States • 101 Properties • 124 buildings * Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. GRIFFIN CAPITAL 11

Portfolio Characteristics- Combined National Diversification as of April 30, 2019 GRIFFIN CAPITAL 12

Portfolio Concentration- Combined As of April 30, 2019 Tenant Business Diversity Griffin Capital management makes a Capital Goods: 14.2% conscious effort to achieve diversification by tenant industry as Insurance: 8.7% (2) Griffin Capital Essential Asset REIT II’s All Others: 9.2% portfolio grows. As of April 30, 2019, our analysis segmented Griffin Capital Essential Asset REIT II’s portfolio into 21 Health Care Equipment & Services: (1) industry groups , the largest of which, Banks: 4.3% 7.9% Capital Goods, accounted for approximately 14.2% of net rental revenue. Software & Services: 4.5% Consumer Services: 7.6% Utilities: 4.8% Consumer Durables & Apparel: Diversified Financials: 7.3% 5.3% Energy: 5.7% Telecommunication Services: 7.2% Technology, Hardware & Retailing: 6.8% Equipment: 6.5% (1) Based on the 2016 Global Industry Classification Standard (GICS). (2) Consists of revenue concentration by industry 2% or less. GRIFFIN CAPITAL 13

Portfolio Concentration- Combined As of April 30, 2019 GEOGRAPHIC DISTRIBUTION ASSET ALLOCATION (By % of Net Rent) (By % of Net Rent) California: 11.5% Office: 83.2% Ohio: 10.6% (1) All Others: 16.5% Texas: 10.5% Alabama: 3.1% Florida: 3.7% North Carolina: Arizona : 8.6% 4.0% South Carolina: 4.0% Illinois: 8.3% New Jersey: 5.7% Colorado: 6.1% Georgia: 7.4% Industrial: 16.8% (1) All others represent 3.0% or less of total net rent on an individual basis. GRIFFIN CAPITAL 14

Portfolio Concentration- Combined As of April 30, 2019 CREDIT CONCENTRATION (By % of Net Rent) (1) Investment Grade: 65.2% Sub-Investment Grade: 31.0% Unrated: 3.8% (1) Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. GRIFFIN CAPITAL 15

Tenant Profile – Top 10 Tenants Combined As of April 30, 2019 Top Tenants % of Portfolio(1) Ratings (2) (3) 3.9% BBB+ 3.4% IG10(4) 3.1% A- 3.0% A2(5) 2.9% BB 2.5% AA 2.5% B1(5) 2.5% HY1(4) (1) Based on net rental payment 12-months subsequent to April 30, 2019. (2) Represents S&P ratings of tenants, guarantors, 2.4% BB+ or non-guarantor parent entities, unless otherwise noted. (3) Represents the combined net rental 2.1% AA- revenue for the Atlanta, GA; West Chester, OH; and Houston, TX properties. (4) Represents Bloomberg's rating. TOTAL 28.3% (5) Represents Moody's rating. GRIFFIN CAPITAL 16

Asset Management Activity

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT II

Tenant	Property Name/ Location	Acquisition Date	Square Feet	Prior Lease Expiration	New Expiration or Termination Date	Comments
New Lease Activity:						
Greensource Brand Apparel	500 Rivertech, Renton, WA	February 2013	12,600	N/A	12/31/2029	New tenant for recently renovated property.
Renewal Activity:						
Roush Industries	333/777 Republic Drive, Allen Park MI	November 2013	169,200	7/31/2020	11/30/2028	Extends term for 100 months; 9.7 years from 3/31/19.
General Electric Company	Northpointe I, West Chester, OH	February 2015	205,000	3/31/2020	7/31/2025	Extends term for 64 months; 6.3 years from 3/31/19.
General Electric Company	Northpointe II, West Chester, OH	February 2015	205,000	3/31/2020	7/31/2027	Extends term for 88 months; 8.3 years from 3/31/19.
Northrup Grumman	4065 Colonel Glennn Hwy, Beavercreek, OH	November 2012	99,200	8/31/2019	8/31/2024	Extends term for 60 months; 5.4 years from 3/31/19.
Lease Expirations and Terminations:						
BlueLinx	4300 Wildwood, Atlanta, GA	November 2013	150,000	N/A	1/31/2019	Tenant downsized into "B" quality space to cut costs as part of its operational efficiency initiatives as expected as part of original underwriting during the acquisition of Columbia Portfolio. Property is being actively marketed for lease.
Vallourec	Westway II, Houston, TX	June 2015	44,000	N/A	2/8/2019	Tenant implemented corporate initiative to convert to open plan concept by signing a "plug-and-play" sublease as compared to expensive and disruptive buildout in its existing high build-out premises.
Mercedes Benz	Heritage Commons IV, Fort Worth, TX	December 2015	164,300	N/A	4/30/2019	Tenant densification and expansion requirements could not be met on site. GCEAR entered into a JV Agreement with Hillwood to develop a build-to-suit on adjacent parcel. Lease had been extended from 2/28/19.

GRIFFIN CAPITAL
17

Asset Management Activity Property Name/ Acquisition Prior Lease New Expiration or Tenant Location Date Square Feet Expiration Termination Date Comments Post Quarter End Lease Activity: Tenant consolidating into owned property. Lease terminated effective 30 Independence Blvd, 12/31/18, including payment of 100% of remaining obligation, to provide Verizon Wireless Warren, NJ October 2013 210,520 12/31/2020 12/31/2018 opportunity to pursue 65,000 SF lease with new tenant. Time Warner had previously exercised a termination right following its merger with Charter Communications, resulting in a lease expiration in a portion of the building (212,100 square feet) which would have been effective 6/30/19.  GRECO actively marketed the property and successfully negotiated a new full-building lease to a confidential investment grade tenant, which was signed on May 16th for a 12-year term commencing Fortune 100 e-commerce South Lake at Dulles, April 1, 2020.  The Charter lease was terminated two months early in order company Herndon, VA June 2015 268,200 6/30/2019 3/31/2032 to meet the delivery deadline for the new tenant. Property On the Market: Negotiating lease amendment with existing tenant Zoom for extension and 7601 Technology Way, expansion, which will result in 95% occupancy. Marketing property to capture Jackson National Life Denver, CO June 2015 191,400 value with maximum amount of remaining lease term. GRIFFIN CAPITAL 18

Combined Debt Maturity Schedule (including effect of interest rate swap) As of April 30, 2019 (dollars in thousands) Statistics(1) Fixed Floating Total Amount $ 1,446,988 $ 420,939 $ 1,867,927 Percentage 77% 23% 100% W.A. Term Remaining (Yrs) 7.00 5.01 6.55 W.A. Interest Rate (%) 3.84% 3.80% 3.84% EA II EA $500,000 442,780 416,205 $400,000 375,000 ) s d $300,000 n 250,000 a s u o h $200,000 T ( 150,000 126,970 106,972 $100,000 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 (1) Includes closing of Griffin Capital Essential Asset REIT II, Inc. 2nd Amended and Restated Credit Agreement, which closed on 4/30/2019. GRIFFIN CAPITAL 19

Questions & Answers Michael Escalante I Chief Executive Officer & President Javier Bitar I Chief Financial Officer

www.gcear.com